Common Stock	6 Months Ended
Sep. 30, 2014
Common stock
Common stock

8. Common Stock

On April 25, 2014, we completed a private placement of 1,412,698 common shares with a strategic investor at a price of NOK 110.00 or USD 18.40 based upon the exchange rate on April 24, 2014, which represents approximately $26.0 million in gross proceeds not including closing fees.

On May 13, 2014, we completed an initial public offering of 7,105,263 common shares on the New York Stock Exchange at a price of $19.00 per share, or $135.0 million in gross proceeds not including underwriting fees or closing costs. The shares began trading on the New York Stock Exchange on May 8, 2014 under the ticker symbol “LPG”.

On May 22, 2014, we completed the issuance of 245,521 common shares related to the overallotment exercise by the underwriters of our initial public offering at a price of $19.00 per share, or $4.7 million in gross proceeds not including underwriting fees or closing costs.

On June 25, 2014, we completed the exchange offer of unregistered common shares that we previously issued in our prior equity private placements, other than the common shares owned by our affiliates, for 15,528,507 common shares that have been registered under the Securities Act of 1933, as amended, the complete terms and conditions of which were set forth in a prospectus dated May 8, 2014 and the related letter of transmittal.

On June 30, 2014, 655,000 shares of restricted stock were granted and issued to certain of our officers under the equity incentive plan (see Note 9 for further discussion regarding stock-based compensation).